SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C.  20549


                                    -----------------------

                                           FORM 8-K

                                        CURRENT REPORT
                            PURSUANT TO SECTION 13 OR 15(D) OF THE
                                SECURITIES EXCHANGE ACT OF 1934



                                     AUGUST 16, 1996
                                     ---------------
                    Date of Report (Date of earliest event reported)



                              AMERICAN REAL ESTATE PARTNERS, L.P.
                              -----------------------------------
                 (Exact Name of Registrant as Specified in its Charter)



                   DELAWARE                   1-9516                          13-3398766
                   --------                   ------                          ----------
            (State of Organization)   (Commission File Number)   (IRS Employer Identification Number)



                                 100 SOUTH BEDFORD ROAD
                                   MT. KISCO, NY 10549
                                   -------------------

             (Address of Registrant's Principal Executive Office) (Zip Code)


                                     (914) 242-7700
                                     --------------
                  (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

      On August 16, 1996, the Registrant announced that High Coast Limited Partnership ("High Coast"), which beneficially owns approximately 50.6% of the Depositary Units of American Real Estate Partners, L.P. ("AREP"), has consented to an amendment to AREP's partnership agreement. The previously announced amendment will permit AREP to invest in securities issued by companies that are not necessarily engaged as one of their primary activities in the ownership, development or management of real estate. Reference is made to the press release, dated August 16, 1996, annexed hereto as Exhibit 20.1, for information regarding the announcement.


ITEM 7. EXHIBITS.

      EXHIBIT NO.             DESCRIPTION OF DOCUMENT
      -----------             -----------------------

          10.1                Amendment  No.  2  to  the  Amended  and Restated
                              Agreement of Limited Partnership of AREP dated as of August 16, 1996.

          10.2                Amendment  No.  1  to  the  Amended  and Restated
                              Agreement of Limited Partnership of American Real
                              Estate Holdings Limited Partnership dated  as  of
                              August 16, 1996.

          20.1                Press Release, dated August 16, 1996.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN REAL ESTATE PARTNERS, L.P.
                                    (Registrant)

                                    By: American Property Investors, Inc.
                                        General Partner


                                    By: /S/JOHN P. SALDARELLI
                                        ---------------------
                                        John P. Saldarelli
                                        Secretary and Treasurer


Date:  August 16, 1996

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT NO.             DESCRIPTION OF DOCUMENT                                            PAGE NO.
- -----------             -----------------------                                            --------
   10.1                 Amendment No. 2 to the Amended and Restated Agreement of Limited        5
                        Partnership of AREP dated as of August 16, 1996.
   10.2                 Amendment No. 1 to the Amended and Restated Agreement of Limited        7
                        Partnership of American Real Estate Holdings Limited Partnership
                        dated as of August 16, 1996.
   20.1                 Press Release, dated August 16, 1996.                                   9

                                AMENDMENT NO. 2

                                      TO

             AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                      OF

                      AMERICAN REAL ESTATE PARTNERS, L.P.
                       (A DELAWARE LIMITED PARTNERSHIP)


      AMENDMENT NO. 2 ("Amendment No. 2") to the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") of American Real Estate Partners, L.P. (the "Partnership"), dated as of August 16, 1996, by and among American Property Investors, Inc., a Delaware corporation, as general partner (the "General Partner"), and all other persons and entities who are or shall in the future become limited partners (the "Limited Partners") of the Partnership. Except as otherwise indicated, all capitalized terms used herein have the meaning ascribed to such terms in the Partnership Agreement.


                                  WITNESSETH:
                                  ----------


      WHEREAS, the Partnership desires to amend its business purposes to permit it to invest in securities not necessarily related to real estate; and

      WHEREAS, the Partnership has obtained the written consent of High Coast Limited Partnership, as beneficial holder of more than 50% of the outstanding depositary units representing limited partner interests in the Partnership (the "Depositary Units").

      NOW, THEREFORE, the parties hereby agree as follows:

      1. Section 3.01 of the Partnership Agreement is hereby amended and restated in its entirety to read as follows:

      "3.01.  Purposes and Business.

            The purposes of the Partnership shall be (a) to directly or indirectly invest in, acquire, own, hold, manage, operate, sell, exchange and otherwise dispose of interests in real estate (including without limitation, a limited partner interest in the Operating Partnership) and securities of any type and description now or hereafter in existence, whether or not related to interests in real estate, and (b) to enter into any lawful transaction and engage in any lawful activities related or incidental thereto or in furtherance of the foregoing purposes (including, without limitation, any transaction or activity outside the normal scope of the Partnership's business), provided that the Partnership will conduct its activities so as not to be considered an investment company under the Investment Company Act of 1940, as amended."

      2. Except as expressly amended hereby, all other provisions of the Partnership Agreement shall continue in full force and effect.

      3. This Amendment No. 2 shall become effective as of the date hereof upon its execution by all parties hereto.

      IN WITNESS WHEREOF, the undersigned have evidenced their adoption and ratification of the foregoing Amendment No. 2 to the Partnership Agreement of the Partnership and have duly executed this Amendment No. 2, or have caused this Amendment No. 2 to be duly executed on their behalf, as of the day and year first hereinabove set forth.


                                    General Partner:

                                    AMERICAN PROPERTY INVESTORS, INC.

                                    By:   /S/ JOHN P. SALDARELLI
                                          ----------------------
                                          Title: Vice President


                                    Limited Partners:

                                    By:   American Property Investors, Inc.
                                            (attorney-in-fact)

                                    By:   /S/ JOHN P. SALDARELLI
                                          -----------------------
                                          Title:   Vice President

                                AMENDMENT NO. 1

                                      TO

             AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                      OF

               AMERICAN REAL ESTATE HOLDINGS LIMITED PARTNERSHIP
                       (A DELAWARE LIMITED PARTNERSHIP)


      AMENDMENT NO. 1 ("Amendment No. 1") to the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") of American Real Estate Holdings Limited Partnership (the "Partnership"), dated as of August 16, 1996, by and among American Property Investors, Inc., a Delaware corporation, as general partner (the "General Partner"), American Real Estate Partners, L.P., as limited partner ("AREP") and all other persons and entities who are or shall in the future become limited partners (the "Limited Partners") of the Partnership. Except as otherwise indicated, all capitalized terms used herein have the meaning ascribed to such terms in the Partnership Agreement.


                                  WITNESSETH:
                                  ----------


      WHEREAS, the Partnership desires to amend its business purposes to permit it to invest in securities not necessarily related to real estate; and

      WHEREAS, AREP has obtained the written consent to the amendment hereinbelow of High Coast Limited Partnership, as beneficial holder of more than 50% of the outstanding depositary units representing limited partner interests in AREP (the "Depositary Units"), owner of a 99% limited partner interest in the Partnership; and

      WHEREAS, AREP has consented to the amendment hereinbelow.

      NOW, THEREFORE, the parties hereby agree as follows:

      1. Section 3.01 of the Partnership Agreement is hereby amended and restated in its entirety to read as follows:

      "3.01.  Purposes and Business.

            The purposes of the Partnership shall be (a) to directly or indirectly invest in, acquire, own, hold, manage, operate, sell, exchange and otherwise dispose of interests in real estate and securities of any type and description now or hereafter in existence, whether or not related to interests in real estate, and (b) to enter into any lawful transaction and engage in any lawful activities related or incidental thereto or in furtherance of the foregoing purposes (including, without limitation, any transaction or activity outside the normal scope of the Partnership's business), provided that the Partnership will conduct its activities so as not to be considered an investment company under the Investment Company Act of 1940, as amended."

      2. Except as expressly amended hereby, all other provisions of the Partnership Agreement shall continue in full force and effect.

      3. This Amendment No. 1 shall become effective as of the date hereof upon its execution by all parties hereto.

      IN WITNESS WHEREOF, the undersigned have evidenced their adoption and ratification of the foregoing Amendment No. 1 to the Partnership Agreement of the Partnership and have duly executed this Amendment No. 1, or have caused this Amendment No. 1 to be duly executed on their behalf, as of the day and year first hereinabove set forth.


                                    General Partner:

                                    AMERICAN PROPERTY INVESTORS, INC.


                                    By:   /S/ JOHN P. SALDARELLI
                                          -----------------------
                                          Title:   Vice President



                                    Limited Partner:

                                    AMERICAN REAL ESTATE PARTNERS, L.P.


                                    By:   American Property Investors, Inc.,
                                                General Partner


                                    By:   /S/ JOHN P. SALDARELLI
                                          ----------------------
                                          Title:   Vice President

              [LETTERHEAD OF AMERICAN REAL ESTATE PARTNERS, L.P.]


Contact:   John P. Saldarelli
           Secretary and Treasurer
           914-242-7700

                             FOR IMMEDIATE RELEASE
                             ---------------------

AMERICAN REAL ESTATE PARTNERS, L.P. ANNOUNCES THAT ITS MAJORITY UNITHOLDER  HAS
- -------------------------------------------------------------------------------
CONSENTED  TO THE AMENDMENT TO ITS PARTNERSHIP AGREEMENT TO PERMIT AREP TO MAKE
- -------------------------------------------------------------------------------
NON-REAL ESTATE INVESTMENTS.
- ----------------------------

MT. KISCO, NEW YORK -- August 16, 1996 -- American Real Estate Partners, L.P. (NYSE:ACP) ("AREP") today announced that High Coast Limited Partnership, a Delaware limited partnership ("High Coast") controlled by Mr. Carl C. Icahn, the Chairman of the Board of the General Partner of AREP, has consented to an amendment to AREP's partnership agreement to permit AREP to make non-real estate investments. High Coast beneficially owns approximately 50.6% of AREP's depositary units representing limited partner interests.

As previously announced, the amendment will permit AREP to invest in securities issued by companies that are not necessarily engaged as one of their primary activities in the ownership, development or management of real estate and to further diversify its portfolio, while remaining in the real estate business.

American Real Estate Partners, L.P. is a master limited partnership primarily engaged in acquiring and managing real estate, with the primary focus on office, retail, industrial, hotel and residential properties.